UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 20, 2015
(Date of earliest event reported)

CSAIL 2015-C1 Commercial Mortgage Trust
(Exact name of issuing entity)

Column Financial, Inc.
MC-Five Mile Commercial Mortgage Finance LLC
The Bancorp Bank
BSPCC Lender L.L.C.
(Exact name of sponsor as specified in its charter)

Credit Suisse First Boston Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-199921-01	13-3320910
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11 Madison Avenue New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 325-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 20, 2015, Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”) caused the issuance of the CSAIL 2015-C1 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C1 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2015 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp., as depositor (the “Registrant”), KeyBank National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor.

The Certificates represent, in the aggregate, the entire beneficial ownership in CSAIL 2015-C1 Commercial Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 44 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 91 commercial and multifamily properties.

The Mortgage Loan identified in the Pooling and Servicing Agreement as the “Westfield Wheaton Mortgage Loan” (the “Westfield Wheaton Mortgage Loan”), which is an asset of the Issuing Entity, is part of a loan combination (the “Westfield Wheaton Loan Combination”) that includes the Westfield Wheaton Mortgage Loan and three other pari passu loans that are not assets of the Issuing Entity (each, a “Westfield Wheaton Companion Loan”). The Westfield Wheaton Loan Combination, including the Westfield Wheaton Mortgage Loan, is being serviced and administered under a pooling and servicing agreement, dated as of May 1, 2015 (the “CSAIL 2015-C2 Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor, relating to the CSAIL 2015-C2 securitization transaction into which one of the Westfield Wheaton Companion Loans was deposited. An execution copy of the CSAIL 2015-C2 Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

As disclosed in the Prospectus Supplement filed by the Issuing Entity pursuant to Rule 424(b)(5) with respect to the Certificates on March 20, 2015 (the “Prospectus Supplement”), the terms and conditions of the CSAIL 2015-C2 Pooling and Servicing Agreement applicable to the servicing of the Westfield Wheaton Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement, as described under “Servicing of the Whole Loans” in the Prospectus Supplement, applicable to the servicing of the other Mortgage Loans.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 4.1
Pooling and Servicing Agreement, dated as of May 1, 2015, by and among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 20, 2015	CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

	By:	/s/ Charles Y. Lee
Name: Charles Y. Lee
Title: Vice President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

4.1
Pooling and Servicing Agreement, dated as of May 1, 2015, by and among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.
(E)